Exhibit 99.2

SUPPLEMENTAL INFORMATION      ||     PERIOD ENDED MARCH 31, 2021

Overview

Seritage Growth Properties (NYSE: SRG) (“Seritage” or the “Company”) is a fully-integrated, self-administered and self-managed REIT that is principally engaged in the acquisition, ownership, development, redevelopment, management, and leasing of diversified retail and mixed-use real estate throughout the United States.

As of March 31, 2021, the Company’s portfolio consisted of interests in 179 properties totaling approximately 26.0 million square feet of gross leasable area, including 154 wholly owned properties totaling approximately 24.1 million square feet of GLA across 41 states and Puerto Rico (the “Wholly Owned Properties”), and interests in 25 properties totaling approximately 1.9 million square feet of GLA across 13 states that are owned in unconsolidated entities (the “Unconsolidated Properties”).

Background

The Company commenced operations on July 7, 2015 following a rights offering to the shareholders of Sears Holding Corporation (“Sears Holdings” or “Sears”) to purchase common shares of Seritage in order to fund, in part, the $2.7 billion acquisition of certain of Sears Holdings’ owned properties and its 50% interests in three joint ventures which were simultaneously leased back to Sears Holdings under a master lease agreement (the “Original Master Lease”).

As of March 31, 2021, the Company did not have any remaining properties leased to Transform Holdco LLC (“Holdco”), an affiliate of ESL Investments, Inc., or Sears Holdings after giving effect to the pending termination of the remaining five Wholly Owned Properties, which were completed on March 15, 2021.

General Information

Unless the context indicates otherwise, references in this supplemental information package (the "Supplemental") to "Seritage Growth,” “Seritage,” the “Company,” or “SRG” refer to Seritage Growth Properties and its subsidiaries.  Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States.

COVID-19 Pandemic

Beginning in late 2019, a novel strain of Coronavirus (“COVID-19”) began to spread throughout the world, including the United States, ultimately being declared a pandemic by the World Health Organization. The pandemic has caused and continues cause significant impacts on the real estate industry in the United States, including the Company’s properties.

As of March 31, 2021, the Company had collected 97% of rental income for the three months ended March 31, 2021 and agreed to defer an additional 2%.  While the Company intends to enforce its contractual rights under its leases, there can be no assurance that tenants will meet their future obligations or that additional rental modification agreements will not be necessary.

As a result of the development, fluidity and uncertainty surrounding this situation, the Company expects that these conditions will change, potentially significantly, in future periods and results for the three months ended March 31, 2021 may not be indicative of the impact of the COVID-19 pandemic on the Company’s business for future periods.  As such, the Company cannot reasonably estimate the impact of COVID-19 on its financial condition, results of operations or cash flows over the foreseeable future.

i

Supplemental Financial Information

SERITAGE GROWTH PROPERTIES

SUPPLEMENTAL INFORMATION

PERIOD ENDED MARCH 31, 2021

ii

Supplemental Financial Information

Summary Information

March 31, 2021

(in thousands, except per share and PSF amounts)

	Three Months Ended March 31,
Financial Results	2021	2020
Net loss attributable to Seritage common shareholders (page 3)	$(8,945)	$(21,889)
Total NOI (page 5)	9,433	15,847
FFO (page 6)	(18,745)	(17,557)
Company FFO (page 6)	$(21,992)	$(18,441)
Net loss per diluted share attributable to Seritage common shareholders (page 3)	$(0.23)	$(0.59)
FFO per diluted share (page 6)	(0.34)	(0.31)
Company FFO per diluted share (page 6)	$(0.39)	$(0.33)
Wtd. avg. diluted shares - EPS	39,477	37,232
Wtd. avg diluted shares - FFO/share	55,909	55,810
Stock trading price range	$13.86 to $23.22	$9.11 to $39.21

	As of	As of
Financial Ratios (page 4)	March 31, 2021	December 31, 2020
Total debt to total market capitalization	59.3%	64.2%
Net debt to total real estate investments	58.0%	56.2%

	As of	As of
Property Data (page 9)	March 31, 2021	December 31, 2020
Number of properties	179	183
Gross leasable area (total / at share)	27,957 / 25,919	28,509 / 26,470
Percentage leased (total / at share)	28.9% / 28.4%	32.6% / 32.4%

	As of March 31, 2021
		% of Total
Tenant	Annual Rent	Annual Rent	Annual Rent PSF
Sears / Kmart	$—	0.0%	$—
In-place diversified, non-Sears leases	93,363	72.0%	16.11
SNO in-place diversified, non-Sears leases	36,277	28.0%	23.22
Total	$129,640	100.0%	$17.62

	As of March 31, 2020
		% of Total
Tenant	Annual Rent	Annual Rent	Annual Rent PSF
In-place diversified leases	$97,972	51.7%	$14.27
SNO diversified leases	80,786	42.6%	20.62
Sears/Kmart	10,807	5.7%	5.17
Total	$189,565	100.0%	$14.73

Supplemental Financial Information

Condensed Consolidated Balance Sheets (unaudited)

March 31, 2021

(in thousands, except share and per share amounts)

	March 31, 2021	December 31, 2020
ASSETS
Investment in real estate
Land	$571,334	$592,770
Buildings and improvements	1,100,525	1,107,532
Accumulated depreciation	(146,884)	(142,206)
	1,524,975	1,558,096
Construction in progress	345,648	352,776
Net investment in real estate	1,870,623	1,910,872
Real estate held for sale	24,441	1,864
Investment in unconsolidated entities	459,576	457,033
Cash and cash equivalents	137,940	143,728
Restricted cash	6,526	6,526
Tenant and other receivables, net	33,964	46,570
Lease intangible assets, net	17,702	18,595
Prepaid expenses, deferred expenses and other assets, net	61,604	63,755
Total assets	$2,612,376	$2,648,943

LIABILITIES AND EQUITY
Liabilities
Term Loan Facility, net	$1,599,015	$1,598,909
Sales-leaseback financing obligations	20,582	20,425
Accounts payable, accrued expenses and other liabilities	121,379	146,882
Total liabilities	1,740,976	1,766,216

Commitments and contingencies (Note 9)

Shareholders' Equity
Class A common shares $0.01 par value; 100,000,000 shares authorized; 40,587,226 and 38,896,428 shares issued and outstanding as of March 31, 2021 and December 31, 2020, respectively	406	389
Series A preferred shares $0.01 par value; 10,000,000 shares authorized; 2,800,000 shares issued and outstanding as of March 31, 2021 and December 31, 2020; liquidation preference of $70,000	28	28
Additional paid-in capital	1,200,874	1,177,260
Accumulated deficit	(537,582)	(528,637)
Total shareholders' equity	663,726	649,040
Non-controlling interests	207,674	233,687
Total equity	871,400	882,727
Total liabilities and equity	$2,612,376	$2,648,943

Supplemental Financial Information

Condensed Consolidated Statements of Operations (unaudited)

March 31, 2021

(in thousands, except per share amounts)

	Three Months Ended March 31,
	2021	2020
REVENUE
Rental income	$31,146	$33,110
Management and other fee income	135	207
Total revenue	31,281	33,317
EXPENSES
Property operating	10,643	10,301
Real estate taxes	10,155	9,225
Depreciation and amortization	13,142	34,097
General and administrative	11,232	9,420
Total expenses	45,172	63,043

Gain on sale of real estate, net	24,208	20,788
Impairment of real estate assets	(1,700)	—
Equity in loss of unconsolidated entities	(1,162)	(894)
Interest and other income	7,624	333
Interest expense	(26,150)	(21,513)
Loss before taxes	(11,071)	(31,012)
Benefit for taxes	138	37
Net loss	(10,933)	(30,975)
Net loss attributable to non-controlling interests	3,213	10,311
Net loss attributable to Seritage	$(7,720)	$(20,664)
Preferred dividends	(1,225)	(1,225)
Net loss attributable to Seritage common shareholders	$(8,945)	$(21,889)

Net loss per share attributable to Seritage Class A and Class C common shareholders - Basic	$(0.23)	$(0.59)
Net loss per share attributable to Seritage Class A and Class C common shareholders - Diluted	$(0.23)	$(0.59)
Weighted average Class A and Class C common shares outstanding - Basic	39,477	37,232
Weighted average Class A and Class C common shares outstanding - Diluted	39,477	37,232

Supplemental Financial Information

Market Capitalization and Financial Ratios

March 31, 2021

(in thousands, except per share amounts)

	As of	As of
Equity Market Capitalization	March 31, 2021	December 31, 2020
Class A common shares outstanding	40,587	38,896
OP units outstanding	15,344	17,003
Total shares & units outstanding	55,931	55,899
Share Price	$18.35	$14.68
Equity market capitalization	$1,026,339	$820,602

Total Market Capitalization
Equity market capitalization	$1,026,339	$820,602
Preferred equity	70,000	70,000
Total debt	1,600,000	1,600,000
Total market capitalization	$2,696,339	$2,490,602

Financial Ratios
Total debt to total market capitalization	59.3%	64.2%

Total debt	$1,600,000	$1,600,000
Cash and cash equivalents	(144,466)	(150,254)
Net Debt	$1,455,534	$1,449,746

Gross real estate investments	$2,050,258	$2,123,760
Investment in unconsolidated joint ventures	459,622	457,033
Total real estate investments	$2,509,880	$2,580,793

Net debt to total real estate investments	58.0%	56.2%

Supplemental Financial Information

Total Net Operating Income

March 31, 2021

(in thousands)

	Three Months Ended March 31,
NOI and Total NOI	2021	2020
Net loss	$(10,933)	$(30,975)
Termination fee income	(2,611)	(990)
Management and other fee income	(135)	(207)
Depreciation and amortization	13,142	34,097
General and administrative expenses	11,232	9,420
Equity in loss of unconsolidated entities	1,162	894
Gain on sale of real estate	(24,208)	(20,788)
Impairment of real estate assets	1,700	—
Interest and other income	(7,624)	(333)
Interest expense	26,150	21,513
Benefit for income taxes	(138)	(37)
Straight-line rent	210	2,701
Above/below market rental income/expense	(39)	(97)
NOI	$7,908	$15,198
Unconsolidated entities
NOI of unconsolidated entities	2,437	1,302
Straight-line rent	(137)	(171)
Above/below market rental income/expense	(33)	(482)
Termination fee income	(742)	—
Total NOI	$9,433	$15,847

Supplemental Financial Information

Funds from Operations and Company FFO

March 31, 2021

(in thousands, except per share amounts)

	Three Months Ended March 31,
FFO and Company FFO	2021	2020
Net loss	$(10,933)	$(30,975)
Real estate depreciation and amortization (consolidated properties)	12,756	33,587
Real estate depreciation and amortization (unconsolidated entities)	3,165	1,844
Gain on sale of real estate	(24,208)	(20,788)
Impairment of real estate assets	1,700	—
Dividends on preferred shares	(1,225)	(1,225)
FFO attributable to common shareholders and unitholders	$(18,745)	$(17,557)
Termination fee income	(2,611)	(990)
Termination fee income (unconsolidated entities)	(742)	—
Amortization of deferred financing costs	106	106
Company FFO attributable to common shareholders and unitholders	$(21,992)	$(18,441)

FFO per diluted common share and unit	$(0.34)	$(0.31)
Company FFO per diluted common share and unit	$(0.39)	$(0.33)

Weighted Average Common Shares and Units Outstanding
Weighted average common shares outstanding	39,477	37,232
Weighted average OP units outstanding	16,432	18,578
Weighted average common shares and units outstanding	55,909	55,810

Supplemental Financial Information

Additional Information

March 31, 2021

(in thousands)

	As of	As of
Debt Summary	March 31, 2021	December 31, 2020
Term Loan Facility (drawn / undrawn)	$1,600,000 / 400,000	$1,600,000 / 400,000
Interest rate / undrawn rate	7.00% / 1.00%	7.00% / 1.00%
Maturity	July 2023	July 2023

Prepaid Expenses, Deferred Expenses and Other Assets	March 31, 2021	December 31, 2020
Deferred expenses	$22,338	$22,972
Right of Use Asset	18,597	18,849
Other assets	10,092	9,412
Prepaid insurance	3,214	5,143
FF&E	2,972	2,870
Other prepaid expenses	3,313	4,065
Prepaid real estate taxes	1,078	444
Total prepaid expenses, deferred expenses and other assets	$61,604	$63,755

Supplemental Financial Information

Additional Information (cont’d)

March 31, 2021

(in thousands, except per share amounts)

	Three Months Ended March 31,
Rental Revenue Detail	2021	2020
Revenue
Rental income	$21,539	$24,481
Tenant reimbursements	6,996	7,846
Termination income	2,611	990
Total	$31,146	$33,317

	Three Months Ended March 31,
	2021	2020
Select Non-Cash Items
Straight-line rental income
Wholly-owned	$(210)	$(2,701)
Joint ventures	137	171
Total	$(73)	$(2,530)

Net amortization of above/below market rental income/expense
Wholly-owned	$39	$97
Joint ventures	33	482
Total	$72	$579

Amortization of deferred financing costs	$(106)	$(106)
Share-based compensation expense	911	1,179

Property Information

Portfolio Overview

March 31, 2021

(in thousands, except PSF amounts)

The following table provides a summary of the Company’s portfolio as of March 31, 2021, including Unconsolidated Properties presented at the Company’s proportional share:

	Consolidated	Unconsolidated	Seritage
	Portfolio	Properties	Total
Number of properties	154	25	179

Total GLA (000s)	23,989	3,968	27,957
At share	23,989	1,930	25,919

Leased GLA (000s)	6,741	1,329	8,070
At share	6,741	632	7,373

Percentage leased	28.1%	33.5%	28.9%
At share	28.1%	32.8%	28.4%

SNO Lease Summary

The table below provides a summary of the Company’s SNO leases from December 31, 2020 to March 31, 2021, including Unconsolidated Properties presented at the Company’s proportional share:

	Number of			Annual
	SNO Leases	GLA	ABR	Rent PSF
As of December 31, 2020	125	2,369	$54,539	$23.02
Opened	(5)	(173)	(2,841)	16.43
Sold / contributed to JVs / terminated	(34)	(678)	(16,895)	24.92
Signed	5	44	1,474	33.59
As of March 31, 2021	91	1,562	$36,277	$23.22

Tenant Overview

The following table provides a summary of annual base rent for the portfolio as of March 31, 2021, based on signed leases and including Unconsolidated Properties presented at the Company’s proportional share:

	Number of	Leased	% of Total	Annual Base	% of
Tenant	Leases	GLA	Leased GLA	Rent ("ABR")	Total ABR	ABR PSF
In-place diversified leases	243	5,796	78.8%	$93,363	72.0%	$16.11
SNO diversified leases (1)	91	1,562	21.2%	36,277	28.0%	23.22
Total diversified leases	334	7,358	100.0%	$129,640	100.0%	$17.62
(1)	SNO = Signed not yet opened leases

Property Information

Portfolio Overview (cont’d)

March 31, 2021

(in thousands)

Top Tenants

The following table lists the top tenants in the portfolio as of March 31, 2021, based on signed leases and including Unconsolidated Properties presented at the Company’s proportional share:

	Number of	Annual Base	% of
Tenant	Leases	Rent ("ABR")	Total ABR	Concepts/Brands
Dick's Sporting Goods	12	$12,512	9.6%
Dave & Buster's	10	8,355	6.4%
Round One Entertainment	8	7,225	5.6%
Burlington Stores	11	5,706	4.4%
Cinemark	4	4,916	3.8%
Ross Dress For Less	14	4,889	3.8%	Ross Dress for Less, dd's Discounts
At Home	8	4,826	3.7%
Nordstrom Rack	6	4,614	3.6%
Primark	3	3,169	2.4%
AMC	2	2,803	2.2%
Bed Bath & Beyond	6	2,489	1.9%	Bed Bath & Beyond, buybuyBaby, Cost Plus World Market, andThat!
BJ's Wholesale Club	2	2,422	1.9%
TJX	9	2,356	1.8%	TJ Maxx, Marhsalls, HomeGoods, HomeSense, Sierra Trading Post
PetSmart	4	2,012	1.6%
Vasa Fitness	3	1,866	1.4%
24 Hour Fitness	2	1,791	1.4%
Floor & Décor	2	1,691	1.3%
Mercado del Rio	1	1,535	1.2%
Pinstripes	1	1,482	1.1%
APEX Entertainment	1	1,450	1.1%
Ulta Salon	5	1,400	1.1%

Property Information

Portfolio Overview (cont’d)

March 31, 2021

(in thousands, except PSF amounts)

Geographic Summary

The following table sets forth information regarding the geographic diversification of the portfolio as of March 31, 2021, based on signed leases and including Unconsolidated Properties presented at the Company’s proportional share:

State	Number of Properties	Annual Rent	% of Total Annual Rent	Rent PSF
Florida	21	$24,465	18.9%	$25.35
California	33	19,393	15.0%	20.12
New York	10	9,993	7.7%	22.46
New Jersey	4	7,843	6.0%	24.13
Texas	12	4,736	3.7%	11.50
Illinois	7	4,552	3.5%	13.04
Virginia	5	6,219	4.8%	21.01
Massachusetts	3	4,910	3.8%	21.44
Pennsylvania	3	4,808	3.7%	27.47
Wisconsin	2	4,082	3.1%	16.20
Total Top 10	100	$91,001	70.2%	$20.63
Other (1)	79	38,639	29.8%	13.05
Total	179	$129,640	100.0%	$17.59

(1) Includes 32 states

Property Information

Unconsolidated Properties

March 31, 2021

Brookfield Retail Partners (formerly GGP, Inc.)

					Total
	Mall Name	City	State	Joint Venture	GLA (1)	Leased (1)
1	Altamonte Mall	Altamonte Springs	FL	GGP II JV	62,800	39.8%
2	Coastland Center	Naples	FL	GGP II JV	33,700	100.0%
3	Willowbrook Mall	Wayne	NJ	GGP II JV	140,500	73.1%
4	Sooner Mall (2)	Norman	OK	GGP I JV	33,400	0.0%
5	Stonebriar Centre	Frisco	TX	GGP I JV	81,500	0.0%
6	Alderwood	Lynnwood	WA	GGP I JV	50,000	49.3%
7	Natick Collection (2)	Natick	MA	GGP I JV	95,400	46.4%

(1)	Based on signed leases as of March 31, 2021; GLA presented at the Company's proportional share.
(2)	Property is subject to a lease or ground lease agreement.

Simon Property Group

					Total
	Mall Name	City	State	Joint Venture	GLA (1)	Leased (1)
1	Santa Rosa Plaza	Santa Rosa	CA	Simon JV	82,700	0.0%
2	Briarwood	Ann Arbor	MI	Simon JV	85,300	0.0%
3	The Shops at Nanuet	Nanuet	NY	Simon JV	110,700	0.0%
4	Woodland Hills Mall	Tulsa	OK	Simon JV	75,100	0.0%
5	Barton Creek Square	Austin	TX	Simon JV	82,300	0.0%

(1)	Based on signed leases as of March 31, 2021; GLA presented at the Company's proportional share.

Macerich

					Total
	Mall Name	City	State	Joint Venture	GLA (1)	Leased (1)
1	Chandler Fashion Center	Chandler	AZ	Macerich JV	69,700	53.1%
2	Los Cerritos Center	Cerritos	CA	Macerich JV	138,800	0.0%
3	Vintage Faire Mall	Modesto	CA	Macerich JV	60,200	66.8%
4	Danbury Fair	Danbury	CT	Macerich JV	89,300	39.3%
5	Deptford Mall	Deptford	NJ	Macerich JV	95,900	77.8%
6	Freehold Raceway Mall	Freehold	NJ	Macerich JV	69,400	48.0%
7	Washington Square Mall	Portland	OR	Macerich JV	110,000	0.0%

(1)	Based on signed leases as of March 31, 2021; GLA presented at the Company's proportional share.

Property Information

Unconsolidated Properties (cont’d)

March 31, 2021

Invesco Real Estate

					Total
	Property Address	City	State	Joint Venture	GLA (1)	Leased (1)
1	302 Colorado Ave	Santa Monica	CA	Mark 302 JV	51,500	0.0%
2	4575 La Jolla Village Dr	San Diego	CA	UTC JV	113,100	34.3%

(1)	Based on signed leases as of March 31, 2021; GLA presented at the Company's proportional share.

Other

					Total
	Property Address	City	State	Joint Venture	GLA (1)	Leased (1)
1	1445 New Britain Ave	West Hartford	CT	West Hartford JV	81,800	68.7%
2	126 Shawan Road	Cockeysville	MD	Cockeysville JV	80,100	61.3%
3	12625 North Interstate Highway 35	Austin	TX	RD Development JV	—	0.0%
4	20700 South Avalon Boulevard	Carson	CA	Carson Investment	36,400	60.2%

(1)	Based on signed leases as of March 31, 2021; GLA presented at the Company's proportional share.

Property Information

Wholly Owned Properties

March 31, 2021

Wholly Owned Properties
			GLA (1)
	City	State	Total	Diversified	Not Leased	Significant Tenants (1)	Leased (1)
1	Anchorage	AK	158,500	134,000	24,500	Guitar Center, Nordstrom Rack, Planet Fitness, Safeway	84.5%
2	North Little Rock	AR	177,100	13,000	164,100	Longhorn Steakhouse, Aspen Dental	7.3%
3	Glendale	AZ	125,000	—	125,000	n/a	0.0%
4	Mesa	AZ	121,900	16,800	105,100	Carvana	13.8%
5	Phoenix	AZ	144,200	—	144,200	n/a	0.0%
6	Phoenix	AZ	151,200	151,200	—	At Home	100.0%
7	Sierra Vista	AZ	94,700	—	94,700	n/a	0.0%
8	Tucson	AZ	218,900	50,600	168,300	Round One Entertainment	23.1%
9	Yuma	AZ	90,400	—	90,400	n/a	0.0%
10	Big Bear Lake	CA	80,000	4,000	76,000	Subway, Wells Fargo Bank	5.0%
11	Chula Vista	CA	250,100	—	250,100	n/a	0.0%
12	Citrus Heights	CA	289,500	—	289,500	n/a	0.0%
13	El Cajon	CA	244,900	184,400	60,500	Ashley Furniture, Bob's Discount Furniture, Burlington Stores, Extra Space Storage	75.3%
14	El Centro	CA	139,700	—	139,700	n/a	0.0%
15	Fairfield	CA	146,500	28,500	118,000	Dave & Busters	19.5%
16	Florin	CA	272,700	—	272,700	n/a	0.0%
17	Fresno	CA	216,600	43,400	173,200	Ross Dress for Less, dd's Discounts	20.0%
18	McKinleyville	CA	94,800	—	94,800	n/a	0.0%
19	Merced	CA	92,600	79,800	12,800	Burlington Stores, dd's Discounts, Five Below	86.2%
20	Montclair	CA	174,700	—	174,700	n/a	0.0%
21	North Hollywood	CA	161,900	74,900	87,000	Burlington Stores, Ross Dress for Less	46.3%
22	Palm Desert	CA	136,500	—	136,500	n/a	0.0%
23	Ramona	CA	107,500	14,700	92,800	Dollar Tree	13.7%
24	Riverside	CA	214,200	12,200	202,000	Bank of America	5.7%
25	Riverside	CA	132,600	38,100	94,500	Jack in the Box, Stater Brothers	28.7%
26	Roseville	CA	125,800	109,500	16,300	AAA, Cinemark, Round One Entertainment	87.0%
27	Salinas	CA	132,900	32,200	100,700	Burlington	24.2%
28	San Bernardino	CA	264,700	—	264,700	n/a	0.0%
29	San Bruno	CA	276,600	—	276,600	n/a	0.0%
30	San Jose	CA	262,500	—	262,500	n/a	0.0%
31	Santa Maria	CA	108,600	—	108,600	n/a	0.0%
32	Temecula	CA	120,100	112,800	7,300	Round One Entertainment, Dick's Sporting Goods	93.9%
33	Thousand Oaks	CA	161,400	113,700	47,700	Dave & Busters, DSW, Nordstrom Rack	70.4%
34	Ventura	CA	178,600	—	178,600	n/a	0.0%
35	West Covina	CA	142,000	—	142,000	n/a	0.0%
36	Westminster	CA	197,900	—	197,900	n/a	0.0%

Property Information

Wholly Owned Properties (cont’d)

March 31, 2021

	City	State	Total	Diversified	Not Leased	Significant Tenants (1)	Leased (1)
37	Lakewood	CO	153,000	—	153,000	n/a	0.0%
38	Thornton	CO	203,000	61,700	141,300	Vasa Fitness	30.4%
39	Waterford	CT	149,200	—	149,200	n/a	0.0%
40	Rehoboth Beach	DE	102,100	75,900	26,200	andThat!, PetSmart, Aldi	74.3%
41	Aventura	FL	215,400	111,100	104,300	Pinstripes, Industrious	51.6%
42	Boca Raton	FL	178,500	4,200	174,300	Washington Mutual	2.4%
43	Bradenton	FL	82,900	49,900	33,000	Target	60.2%
44	Clearwater	FL	211,200	75,500	135,700	Whole Foods, Nordstrom Rack	35.7%
45	Doral	FL	212,900	—	212,900	n/a	0.0%
46	Ft. Myers	FL	146,800	—	146,800	n/a	0.0%
47	Hialeah	FL	145,200	16,500	128,700	Five Below, Panera	11.4%
48	Hialeah (2)	FL	106,300	106,300	—	Aldi, Bed Bath & Beyond, Ross Dress for Less, dd’s Discounts	100.0%
49	Lakeland	FL	156,200	—	156,200	n/a	0.0%
50	Miami	FL	170,100	—	170,100	n/a	0.0%
51	North Miami	FL	129,400	129,400	—	Aldi, Burlington Stores, Ross Dress for Less, Michaels Stores	100.0%
52	Ocala	FL	146,200	—	146,200	n/a	0.0%
53	Orlando	FL	118,400	96,700	21,700	Floor & Décor	81.7%
54	Panama City	FL	139,300	—	139,300	n/a	0.0%
55	Pensacola	FL	106,100	106,100	—	BJ's Wholesale Club, Bubba's 33	100.0%
56	Plantation	FL	184,400	76,700	107,700	GameTime, Powerhouse Gym	41.6%
57	Sarasota	FL	212,400	—	212,400	n/a	0.0%
58	St. Petersburg	FL	113,800	—	113,800	n/a	0.0%
59	St. Petersburg	FL	133,800	133,800	—	Dick's Sporting Goods, Five Below, PetSmart	100.0%
60	Savannah	GA	167,300	—	167,300	n/a	0.0%
61	Honolulu	HI	76,100	76,100	—	Long's Drugs (CVS), Ross Dress for Less, PetSmart	100.0%
62	Cedar Rapids	IA	146,000	—	146,000	n/a	0.0%
63	Charles City	IA	96,600	—	96,600	n/a	0.0%
64	Webster City	IA	40,800	—	40,800	n/a	0.0%
65	Boise	ID	123,600	—	123,600	n/a	0.0%
66	Chicago	IL	120,800	17,200	103,600	n/a	14.2%
67	Joliet	IL	204,600	—	204,600	n/a	0.0%
68	Lombard	IL	139,300	139,300	—	The Dump	100.0%
69	North Riverside	IL	216,400	89,800	126,600	Round One Entertainment, Aldi, Blink Fitness, Amita Health	41.5%
70	Orland Park	IL	140,000	—	140,000	n/a	0.0%
71	Springfield	IL	119,500	103,000	16,500	Binny's Beverage Depot, Burlington Stores, Marshalls	86.2%
72	Steger	IL	87,400	—	87,400	n/a	0.0%

Property Information

Wholly Owned Properties (cont’d)

March 31, 2021

	City	State	Total	Diversified	Not Leased	Significant Tenants (1)	Leased (1)
73	Elkhart	IN	86,600	86,600	—	n/a	100.0%
74	Ft. Wayne	IN	84,400	33,700	50,700	Five Below, HomeGoods	39.9%
75	Merrillville	IN	170,900	163,000	7,900	At Home, Dollar Tree	95.4%
76	Hopkinsville	KY	85,100	64,600	20,500	Bargain Hunt, Farmer's Furniture, Harbor Freight	75.9%
77	Paducah	KY	97,300	66,800	30,500	Burlington Stores, Ross Dress for Less	68.7%
78	Lafayette	LA	194,900	—	194,900	n/a	0.0%
79	New Iberia	LA	4,500	4,500	—	Chase Bank	100.0%
80	Braintree	MA	89,700	85,100	4,600	Nordstrom Rack, Ulta Beauty	94.9%
81	Saugus	MA	210,700	100,000	110,700	APEX Entertainment	47.5%
82	Bowie	MD	123,000	15,000	108,000	BJ's Brewhouse	12.2%
83	Edgewater	MD	117,200	—	117,200	n/a	0.0%
84	Madawaska	ME	49,700	—	49,700	n/a	0.0%
85	Lincoln Park	MI	301,700	3,800	297,900	Bank of America	1.3%
86	Manistee	MI	94,700	—	94,700	n/a	0.0%
87	Roseville	MI	364,600	154,600	210,000	At Home, Hobby Lobby	42.4%
88	Sault Ste. Marie	MI	92,700	—	92,700	n/a	0.0%
89	Troy	MI	379,600	91,100	288,500	At Home	24.0%
90	Ypsilanti	MI	91,700	91,700	—	At Home	100.0%
91	Burnsville	MN	167,300	—	167,300	n/a	0.0%
92	Maplewood	MN	175,000	—	175,000	n/a	0.0%
93	St. Paul	MN	217,900	100	217,800	n/a	0.0%
94	Florissant	MO	119,000	4,300	114,700	n/a	3.6%
95	Springfield	MO	112,900	112,900	—	At Home	100.0%
96	Columbus	MS	166,700	45,400	121,300	Bargain Hunt	27.2%
97	Asheville	NC	110,600	—	110,600	n/a	0.0%
98	Greensboro	NC	178,500	168,200	10,300	Floor & Décor, Gabriel Brothers	94.2%
99	Kearney	NE	64,900	64,900	—	Ross Dress for Less, Five Below, Marshall's	100.0%
100	Manchester	NH	106,600	80,400	26,200	Dick's Sporting Goods, Dave & Buster's	75.4%
101	Nashua	NH	167,100	—	167,100	n/a	0.0%
102	Portsmouth	NH	127,100	—	127,100	n/a	0.0%
103	Salem	NH	251,600	123,800	127,800	Cinemark, Dick's Sporting Goods	49.2%
104	Watchung	NJ	116,400	114,400	2,000	Cinemark, HomeGoods, Sierra Trading Post, Ulta Beauty, Chick-fil-A, City MD	98.3%
105	Las Vegas	NV	130,300	42,500	87,800	Round One Entertainment	32.6%
106	Reno	NV	162,700	41,300	121,400	Round One Entertainment	25.4%
107	Albany	NY	277,900	80,200	197,700	Whole Foods, REI, Ethan Allen	28.9%
108	Clay	NY	146,500	—	146,500	n/a	0.0%

Property Information

Wholly Owned Properties (cont’d)

March 31, 2021

	City	State	Total	Diversified	Not Leased	Significant Tenants (1)	Leased (1)
109	East Northport	NY	179,700	93,300	86,400	24 Hour Fitness, AMC	51.9%
110	Hicksville	NY	284,800	57,900	226,900	Chase Bank, Chipotle	20.3%
111	Olean	NY	120,700	55,400	65,300	Marshall's, Ollie's Bargain Hunt	45.9%
112	Rochester	NY	128,500	—	128,500	n/a	0.0%
113	Sidney	NY	94,400	—	94,400	n/a	0.0%
114	Victor	NY	138,600	119,600	19,000	Dick's Sporting Goods	86.3%
115	Yorktown Heights	NY	160,000	38,500	121,500	24 Hour Fitness	24.1%
116	Canton	OH	190,600	116,300	74,300	Dick's Sporting Goods, Dave & Busters, Cheddars	61.0%
117	Dayton	OH	180,200	13,400	166,800	Outback Steakhouse	7.4%
118	Kenton	OH	96,100	—	96,100	n/a	0.0%
119	Mentor	OH	219,100	—	219,100	n/a	0.0%
120	Middleburg Heights	OH	359,000	35,800	323,200	Carvana	10.0%
121	Toledo	OH	218,700	—	218,700	n/a	0.0%
122	Oklahoma City	OK	223,600	50,300	173,300	Vasa Fitness	22.5%
123	Happy Valley	OR	144,300	45,000	99,300	Dick's Sporting Goods	31.2%
124	King of Prussia (2)	PA	210,800	174,500	36,300	Dick's Sporting Goods, Primark, Outback Steakhouse, Yardhouse	82.8%
125	Lebanon	PA	117,200	—	117,200	n/a	0.0%
126	Walnutport	PA	121,200	—	121,200	n/a	0.0%
127	Bayamon	PR	114,600	—	114,600	n/a	0.0%
128	Caguas	PR	138,700	—	138,700	n/a	0.0%
129	Carolina	PR	198,000	—	198,000	n/a	0.0%
130	Mayaguez	PR	118,200	—	118,200	n/a	0.0%
131	Ponce	PR	126,900	—	126,900	n/a	0.0%
132	Warwick	RI	131,500	123,100	8,400	At Home, Hook & Reel, Skechers	93.6%
133	Anderson	SC	117,100	117,100	—	Burlington Stores, Sportsman's Warehouse	100.0%
134	Charleston	SC	106,400	52,900	53,500	Burlington Stores	49.7%
135	Cordova	TN	160,900	—	160,900	n/a	0.0%
136	Memphis	TN	112,700	100,000	12,700	LA Fitness, Hopdoddy, Nordstrom Rack, Ulta Beauty	88.7%
137	Austin	TX	52,700	45,000	7,700	AMC	85.4%
138	Dallas	TX	235,000	—	235,000	n/a	0.0%
139	El Paso	TX	114,200	99,100	15,100	dd's Discount, Ross Dress for Less, Five Below, Burlington Stores	86.8%
140	Friendswood	TX	166,000	—	166,000	n/a	0.0%
141	Houston	TX	134,000	134,000	—	At Home	100.0%
142	Houston	TX	201,700	—	201,700	n/a	0.0%
143	Ingram	TX	168,400	—	168,400	n/a	0.0%
144	Irving	TX	92,000	12,500	79,500	Carvana, CareNow, Chick-fil-A	13.6%

Property Information

Wholly Owned Properties (cont’d)

March 31, 2021

	City	State	Total	Diversified	Not Leased	Significant Tenants (1)	Leased (1)
145	San Antonio	TX	164,200	121,100	43,100	Tru Fit, Bed Bath & Beyond	73.8%
146	Layton	UT	86,500	66,400	20,100	Vasa Fitness	76.8%
147	Alexandria	VA	262,100	—	262,100	n/a	0.0%
148	Chesapeake	VA	169,700	—	169,700	n/a	0.0%
149	Fairfax	VA	211,000	154,400	56,600	Dave & Busters, Dick's Sporting Goods	73.2%
150	Virginia Beach	VA	166,200	79,300	86,900	DSW, The Fresh Market, Nordstrom Rack, Smokey Bones	47.7%
151	Warrenton	VA	75,500	62,200	13,300	HomeGoods	82.4%
152	Redmond	WA	230,700	—	230,700	n/a	0.0%
153	Greendale	WI	187,500	133,700	53,800	Dick's Sporting Goods, Round One Entertainment	71.3%
154	Madison	WI	118,400	118,400	—	Dave & Busters, Total Wine & More, Hobby Lobby	100.0%
	Total - Wholly-Owned Properties		23,989,100	6,741,100	17,248,000		28.1%

(1)	Based on signed leases as of March 31, 2021.
(2)	Property is subject to a ground lease.

Disclosures

Non-GAAP Financial Measures

The Company makes reference to NOI, Total NOI, FFO and Company FFO which are financial measures that include adjustments to accounting principles generally accepted in the United States (“GAAP”).

None of NOI, Total NOI, FFO or Company FFO, are measures that (i) represent cash flow from operations as defined by GAAP; (ii) are indicative of cash available to fund all cash flow needs, including the ability to make distributions; (iii) are alternatives to cash flow as a measure of liquidity; or (iv) should be considered alternatives to net income (which is determined in accordance with GAAP) for purposes of evaluating the Company’s operating performance.  Reconciliations of these measures to the respective GAAP measures the Company deems most comparable have been provided in the tables accompanying this press release.

Net Operating Income (“NOI”) and Total NOI

NOI is defined as income from property operations less property operating expenses.  Other REITs may use different methodologies for calculating NOI, and accordingly the Company’s depiction of NOI may not be comparable to other REITs.  The Company believes NOI provides useful information regarding Seritage, its financial condition, and results of operations because it reflects only those income and expense items that are incurred at the property level.

The Company also uses Total NOI, which includes its proportional share of unconsolidated properties.  This form of presentation offers insights into the financial performance and condition of the Company as a whole given the Company’s ownership of unconsolidated properties that are accounted for under GAAP using the equity method.

The Company also considers NOI and Total NOI to be a helpful supplemental measure of its operating performance because it excludes from NOI variable items such as termination fee income, as well as non-cash items such as straight-line rent and amortization of lease intangibles.

Funds from Operations (“FFO”) and Company FFO

FFO is calculated in accordance with NAREIT which defines FFO as net income computed in accordance with GAAP, excluding gains (or losses) from property sales, real estate related depreciation and amortization, and impairment charges on depreciable real estate assets.  The Company considers FFO a helpful supplemental measure of the operating performance for equity REITs and a complement to GAAP measures because it is a recognized measure of performance by the real estate industry.

The Company makes certain adjustments to FFO, which it refers to as Company FFO, to account for certain non-cash and non-comparable items, such as termination fee income, unrealized loss on interest rate cap, litigation charges, acquisition-related expenses, amortization of deferred financing costs and certain up-front-hiring costs, that it does not believe are representative of ongoing operating results.

Disclosures

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the company’s control, which may cause actual results to differ significantly from those expressed in any forward-looking statement. Factors that could cause or contribute to such differences include, but are not limited to: declines in retail, real estate and general economic conditions; the impact of the COVID-19 pandemic on the business of the Company’s tenants and business, income, cash flow, results of operations, financial condition, liquidity, prospects, ability to service the Company’s debt obligations and ability to pay dividends and other distributions to shareholders, the Company’s historical exposure to Sears Holdings and the effects of its previously announced bankruptcy filing; the litigation filed against us and other defendants in the Sears Holdings adversarial proceeding pending in bankruptcy court; Holdco’s termination and other rights under its master lease with us; competition in the real estate and retail industries; risks relating to redevelopment activities; contingencies to the commencement of rent under leases; the terms of the Company’s indebtedness; restrictions with which the Company is required to comply in order to maintain REIT status and other legal requirements to which the Company is subject; failure to achieve expected occupancy and/or rent levels within the projected time frame or at all; the impact of ongoing negative operating cash flow on the Company’s ability to fund operations and ongoing development; the Company’s ability to access or obtain sufficient sources of financing to fund the Company’s liquidity needs; the Company’s relatively limited history as an operating company; and environmental, health, safety and land use laws and regulations.  For additional discussion of these and other applicable risks, assumptions and uncertainties, see the “Risk Factors” and forward-looking statement disclosure contained in the Company’s filings with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K for the year ended March 31, 2021.  While the Company believes that its forecasts and assumptions are reasonable, the Company cautions that actual results may differ materially.  The Company intends the forward-looking statements to speak only as of the time made and do not undertake to update or revise them as more information becomes available, except as required by law.

Seritage Growth Properties

500 Fifth Avenue | New York, NY 10110

212-355-7800 | www.seritage.com